                                                                   Exhibit 10.12

          THIS AGREEMENT is made effective as of the 10th day of August, 2000

BETWEEN:

          E-COMMERCE GROUP, INC.
          ----------------------
          3675 Pecos McLeod, Suite 1400
          Las Vegas, Nevada
          89121 - 3881

          (hereinafter referred to as the "Company")

                                                               OF THE FIRST PART

AND:

          S.C. MANAGEMENT LTD.
          --------------------
          Suite L, King's Court
          Nassau, Bahamas

          (hereinafter referred to as the "Contractor")

                                                              OF THE SECOND PART

WHEREAS the Company desires to retain the Contractor to assist the Company in the areas of strategic development, and corporate consulting and the Contractor has agreed to so assist the Company on the terms and conditions of this Agreement.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

                                   ARTICLE 1
                    APPOINTMENT AND AUTHORITY OF CONTRACTOR

1.1       Appointment of Contractor
          -------------------------

          The Company hereby appoints the Contractor to perform certain services for the benefit of the Company as hereinafter set forth, and the Company hereby authorizes the Contractor to exercise such powers as provided under this Agreement. The Contractor accepts such appointment on the terms and conditions herein set forth.
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                                      -2-



1.2       Authority of Contractor
          -----------------------

          The Contractor shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Company.

1.3       Independent Contractor
          ----------------------

          In performing its services hereunder, the Contractor shall be an independent contractor and not an employee or agent of the Company, except that the Contractor shall be the agent of the Company solely in circumstances where the Contractor must be the agent to carry out its obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Contractor to provide its services exclusively to the Company and the Contractor hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Contractor's behalf and the Contractor or any of its agents or employees shall not be entitled to the fringe benefits provided by the Company to its employees.

1.4       Subcontracting
          --------------

          In performing its services hereunder, the Contractor shall be at liberty to subcontract or assign any of its obligations as set forth in this Agreement to third party contractors or assignees, provided that the Contractor shall remain responsible to the Company for such services performed.

                                   ARTICLE 2
                            CONTRACTOR'S AGREEMENTS

2.1       General
          -------

          The services to be provided by the Contractor for the Company shall include the following in relation to the Company's desire to expand its business:

     (a)  assisting the Company in its strategic planning and development;

     (b) providing the Company with advice in connection with the raising of capital and the Company's affairs generally;

     (c) identifying potential merger and acquisition targets for the Company and assisting the Company in negotiating and consummating acquisitions, for which a 5% finder's fee will be payable;

     (d) implementing or causing to be implemented decisions of the Company in accordance with and as limited by this Agreement;

     (e)  providing such other services as the Company may reasonably request;
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                                      -3-

and in so assisting the Company, the Contractor shall at all times be subject to the direction of the Company and shall keep the Company informed as to all matters concerning the Contractor's activities.

2.2       Expense Statements
          ------------------

          The Contractor shall on or before the 15th day of each calendar month during the term hereof, or if a Saturday, Sunday or holiday the next following business day, render to the Company an itemized statement and accounting for the previous calendar month, together with such supporting documents as and when the Company may reasonably require, of all expenses which the Company is obligated by this Agreement to reimburse.

          The Contractor may incur expenses in the name of the Company up to an amount per month as agreed in advance by the Company, such expenses to relate solely to the carrying out of the Contractor's duties hereunder. The Contractor will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis.

                                   ARTICLE 3
                             COMPANY'S AGREEMENTS

3.1       Compensation of Contractor
          --------------------------

          As compensation for the services rendered by the Contractor pursuant to this Agreement, the Company shall issue to the Contractor, or as directed by the Contractor, options to purchase 200,000 common shares in the capital of the Company (the "Options") with the options to be issued and vest as follows:

     (a) 100,000 Options to be issued on January 1, 2001, vesting immediately thereafter, and exercisable at the price of US$2.00 per share from the date of issuance; and

     (b) 100,000 Options to be issued on January 1, 2002, vesting immediately thereafter and exercisable at the price of US$2.50 per share from the date of issuance.

3.2       Expiration of Options
          ---------------------

          The Options shall expire five years from the date of issuance.

3.3       Indemnity by Company
          --------------------

          The Company hereby agrees to indemnify, defend and hold harmless the Contractor from and against any and all claims, demands, losses, actions, lawsuits and other proceedings, judgments and awards, and costs and expenses (including reasonable legal fees), arising directly or indirectly, in whole or in part, out of any matter related to any action taken by the Contractor within the scope of its duties or authority hereunder, excluding only such of the foregoing as arise from the fraudulent, gross negligence, reckless or wilful act or omission of the Contractor, its officers, directors, agents or employees or as arise in respect of the Contractor's
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                                      -4-

office overhead or the Contractor's general administrative expenses, and the provisions of this Section 3.3 shall survive termination of this Agreement.

                                   ARTICLE 4
                      ACKNOWLEDGEMENTS OF THE CONTRACTOR

4.1       The Contractor acknowledges and agrees that:

     (a) none of the Securities have been registered under the United States Securities Act of 1933 (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (b) the Contractor acknowledges that the Company has undertaken, and is obligated, to register the Securities under the 1933 Act pursuant to a Registration Rights Agreement dated as of the above date between the Company and the Contractor;

     (c) the decision to execute this Agreement and subscribe for the Securities agreed to be issued hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the SEC in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Contractor, the Contractor acknowledges that the business plan may not be achieved or be achievable;

     (d) by execution hereof the Contractor has waived the need for the Company to communicate its acceptance of the subscription for the Securities pursuant to this Agreement;

     (e) the Company is entitled to rely on the representations and warranties and the statements and answers of the Contractor contained in this Agreement, and the Contractor will hold harmless the Company from any loss or damage it or they may suffer as a result of the Contractor's failure to correctly complete this Agreement;

     (f) it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Contractor contained herein or in any document furnished by the Contractor to the
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                                      -5-

          Company in connection herewith being untrue in any material respect or any breach or failure by the Contractor to comply with any covenant or agreement made by the Contractor to the Company in connection therewith;

     (g) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

     (h) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Contractor that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except the OTCBB in the United States;

     (i) it is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

     (j) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

     (k) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (l) the issuance of the Securities to the Contractor will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

     (m) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

     (n) this Agreement is not enforceable by the Contractor unless it has been accepted by the Company.

                                   ARTICLE 5
                       DURATION, TERMINATION AND DEFAULT

5.1       Effective Date
          --------------

          This Agreement shall become effective as of the 31st day of July, 2000, and shall continue for a period ending the 31st day of July, 2002, subject to earlier termination as provided for herein.
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                                      -6-

5.2       Termination by the Company
          --------------------------

          This Agreement may be terminated by the Company at any time without notice, in the event that:

     (a) the Contractor files a voluntary petition in bankruptcy, or is adjudicated as bankrupt or insolvent; or

     (b) the Contractor fails to perform any of his services in the manner or within the time required herein or commits or permits a material breach of or default in any of his duties or obligations hereunder and fails to cure such breach or default within 15 days of receipt of written notice of a demand.

5.3       Termination by the Contractor
          -----------------------------

          This Agreement may be terminated by the Contractor at any time without notice, for material breach of the Agreement by the Company.

5.4       Duties Upon Termination
          -----------------------

          Upon termination of this Agreement, the Contractor shall upon receipt of all payments due and owing, promptly deliver the following in accordance with the directions of the Company:

     (a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

     (b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Contractor shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

5.5       Compensation of Contractor on Termination
          -----------------------------------------

          Upon termination of this Agreement, the Contractor shall be entitled to receive as its full and sole compensation in discharge of obligations of the Company to the Contractor under this Agreement all payments due and payable under this Agreement to the date of termination and the Contractor shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Contractor under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud, negligence or wilful act of the Contractor, to the extent such right has not been waived by the Company.

                                   ARTICLE 6
                                CONFIDENTIALITY

6.1       Ownership of Work Product
          -------------------------

          All reports, documents, concepts, products and processes together with any marketing schemes, business or sales contracts, or any business opportunities prepared, produced, developed, or acquired, by or at the direction of the Contractor, directly or indirectly, in connection with or otherwise developed or first reduced to practice by the Contractor performing the services (collectively, the "Work Product") shall belong exclusively to the Company which shall be entitled to all right, interest, profits or benefits in respect thereof. No copies, summaries or other reproductions of any Work Product shall be made by the Contractor or any of its agents or employees without the express permission of the Company, provided that the Contractor is hereby given permission to maintain one copy of the Work Product for its own use.

6.2       Confidentiality
          ---------------

          The Contractor shall not, except as authorized or required by its duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to his knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's business or may be likely so to do. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge which may come into the public domain.

          The Contractor shall comply, and shall cause its agents and employees to comply, with such directions as the Company shall make to ensure the safeguarding or confidentiality of all such information. The Company may require that any agent or employee of the Contractor execute an agreement with the Company regarding the confidentiality of all such information.

6.3       Devotion to Contract
          --------------------

          During the term of this Agreement, the Contractor shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of its services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Contractor to devote its exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Contractor shall, and shall cause each of its agents, employees or subcontractors assigned to performance of the services on behalf of the Contractor, to:

     (a) at all times perform its services faithfully, diligently, to the best of its abilities and in the best interests of the Company;
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                                      -8-

     (b) devote such of its time, labour and attention to the business of the Company as is necessary for the proper performance of the Contractor's services hereunder; and

     (c) refrain from acting in any manner contrary to the best interests of the Company or contrary to the duties of the Contractor as contemplated herein.

6.4       Other Activities
          ----------------

          The Contractor shall not be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company.

                                   ARTICLE 7
                                 MISCELLANEOUS

7.1       Waiver; Consents
          ----------------

          No consent, approval or waiver, express or implied, by either party hereto, to or of any breach of default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a general waiver by such party of its rights under this Agreement, and the granting of any consent or approval in any one instance by or on behalf of the Company shall not be construed to waiver or limit the need for such consent in any other or subsequent instance.

7.2       Governing Law
          -------------

          This Agreement and all matters arising thereunder shall be governed by the laws of laws of the State of Nevada and the federal laws of the United States applicable herein and the parties hereto agree to attorn to the jurisdiction of the Courts thereof.

7.3       Successors, etc.
          ----------------

          This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective heirs, successors and permitted assigns.

7.4       Assignment
          ----------

          This Agreement may not be assigned by any party except with the written consent of the other party hereto.

7.5       Entire Agreement and Modification
          ---------------------------------

          This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof. To be effective any modification of this Agreement must be in writing and signed by the party to be charged thereby.

7.6       Headings
          --------

          The headings of the Sections and Articles of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

7.7       Notices
          -------

          All notices, requests and communications required or permitted hereunder shall be in writing and shall be sufficiently given and deemed to have been received upon personal delivery or, if mailed, upon the first to occur of actual receipt or seventy -two (72) hours after being placed in the mail, postage prepaid, registered or certified mail, return receipt requested, respectively addressed to the Company or the Contractor as follows:

The Company:

          E-COMMERCE GROUP, INC.
          3675 Pecos McLeod, Suite 1400
          Las Vegas, Nevada
          USA
          89121 - 3881

          Attention: Tony Arnold

The Client:

          S.C. MANAGEMENT LTD.
          Suite L, King's Court
          Nassau, Bahamas

          Attention: Christine Ferguson

or such other address as may be specified in writing to the other party, but notice of a change of address shall be effective only upon the actual receipt.

7.8       Time of the Essence
          -------------------

          Time is of the essence.

7.9       Further Assurances
          ------------------

          The parties hereto agree from time to time after the execution hereof to make, do, execute or cause or permit to be made, done or executed all such further and other lawful acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

7.10      Counterparts
          ------------

          This Agreement may be executed in several counter-parts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

E-COMMERCE GROUP, INC.


Per:
    -------------------------------
     Authorized Signatory


S.C. MANAGEMENT LTD.


Per:
    -------------------------------
     Authorized Signatory